Exhibit 23








                         CONSENT OF INDEPENDENT AUDITORS



       As independent auditors, we hereby consent to the incorporation of our report, dated February 12, 1999, incorporated by reference in this annual report of CFW Communications Company on Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 2-65364, 33-31361, 33-45650 and 33-55745, 333-40751, 333-40753 and 333-45593 and Form S-3 Registration Statement
No. 333-17945.


                                                     /s/ McGladrey & Pullen, LLP


Richmond, Virginia
March 30, 1999